New York City

Analyst Meeting

September 25, 2003

Exhibit 99.1

               Those statements made during the course of this presentation that are not historical facts
(including but not limited to mid-cycle projections) are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon a number of assumptions by Sunoco concerning future conditions, any or all of which may ultimately prove to be inaccurate.  Forward-looking statements are inherently uncertain and necessarily involve risks that may affect Sunoco's business prospects and performance, causing actual results to differ  materially from those discussed during the presentation.  Such risks and uncertainties include, by way of example and not of limitation:
general business and economic conditions; competitive products and pricing; changes in refining, chemical and other product margins; variation in petroleum-based commodity prices and availability of crude oil supply or transportation; fluctuations in supply of feedstocks and demand for products manufactured; changes in operating conditions and costs; changes in the expected level of environmental capital, operating or remediation spending; potential equipment malfunction; potential labor relations problems; the legislative or regulatory environment; plant construction/repair delays, non-performance by major customers, suppliers or other business partners; and political and economic conditions including the impact of potential terrorist acts and international hostilities.  These and other applicable risks and uncertainties have been described more fully in Sunoco's Second Quarter Form  10-Q, filed with the Securities and
Exchange Commission on August 7, 2003.  Unpredictable or unknown factors not discussed herein could also have material adverse effects on forward-looking statements.  All forward-
looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements.

      Sunoco undertakes no obligation to update any forward-looking statements whether as a result of new information or future events.

Safe Harbor Statement

Sunoco Representatives

Jack Drosdick

Chairman and CEO

Joel Maness

Senior V. P. Refining & Supply

Bob Owens

Senior V. P. Retail Marketing

Bruce Fischer

Senior V. P. Chemicals

Tom Hofmann

Senior V. P. Finance and CFO

Terry Delaney

V. P. Investor Relations / Planning

Company Dimensions

Refining

805

Chemicals

1075

Marketing

665

Coke

50

Logistics

335

Capital Employed*, MM$

*Total = $3.0 billion as of 6/30/03

Corporate

65

Strategy

(1) Strategy has been consistent… and we’ve done
     what we said we would do.

get more from existing assets… volume and
efficiency gains in every business

opportunistically grow and/or repurchase
shares… since 12/31/99, asset growth of 30%
and have returned $740 MM to shareholders
as of June 30, 2003

maintain financial strength and flexibility…
through industry downturns while growing the
company

Performance

(2) Our financial and operating performance has been

      improving… and superior to peers in many key

      measures

ROCE of 12% for 1997 - 2003 YTD

share price up 70% since 12/31/99

Outlook

(3) The macro-outlook for our businesses is
      favorable -- and we can do more with our existing
      asset portfolio.

Refining supply / demand tightening and
increasing complexity to manufacture and
distribute

Chemicals fundamentals improving… industry
utilization rates, prices, and margins increasing

2003 transactions (Equistar, Speedway, and
(pending) Eagle Point) significantly increase
earnings power

Goal

Higher share price

Refining & Supply

Joel Maness

Refining

- **Refining Capacity (MB/D)**

Northeast	505
Toledo	140
Tulsa	85
	730

- **Annual Production of 275 MMB**
- **Each $1.00/B in refining margins ≅ $2.30/share**

Toledo
Philadelphia
Marcus Hook
Tulsa

10

Refining Focus: “Five Fingers”

Safe

Environmentally Sound

Reliable

Solomon Pacesetter

Optimization

92.0

89.7

91.5

94.1

1 % UEDC improvement = $5 - 6 MM/yr in increased production for Sunoco Refining

U.S. Refinery Utilization, (UEDC)

73

70

75

80

85

90

95

1996

1998

2000

2002

1st Quartile

Better

85.3

NERC

  2nd Quartile
3rd Quartile
4th Quartile

U.S. Energy Intensity Index, (EII)

1 % EII reduction = $4 - 5 MM/yr lower energy expense for Sunoco Refining

105

60

70

80

90

100

110

1996

1998

2000

2002

NERC

Better

88.0

70

70

68

69

1st Quartile

4th Quartile
3rd Quartile
2nd Quartile

Margins Have Improved

… and volatility has increased as industry
supply / demand has become tighter and
more complex

10 Year

Average

(1993-2002)

2000-03 YTD

NE 6-3-2-1, $/B

2.97

4.27

Toledo 4-3-1, $/B

3.77

5.83

Tulsa 3-1-2, $/B

3.73

5.18

Margin Outlook: Continued Improvement

2004 - 08 Clean Fuels roll-out

major industry investment

operating changes

reduction in gasoline pool

potential refinery closures

MTBE removal from gasoline pool…
volume loss and added complexity

New Source Review consent decrees

High natural gas prices have led to fuel
switching and improved refining margins
. . . particularly in N.E.

Clean Fuels Investment Lower Than Most

Less spending . . . and later

3 x approach (same in each refinery)

Source: Oil Daily (July 10, 2003)

Total

Investment, MM$

Crude

Capacity, MBPD

Total

Investment $/BPD

Premcor

   682

   610

1,118

Citgo

   818

   756

1,082

Marathon

   900

   935

   963

Hovensa

   450

   470

   957

Valero

1,000

1,500

   667

Sunoco

   350

   730

   479

Tesoro

   107

   558

   192

Our View on Being a Sweet Crude Refiner

Sweet crude production is increasing while
demand is declining

Sweet crude spot traded vs. sour term contract
sales . . . enhances trading and optimization
opportunity

Scale advantages for Sunoco in buying and
transporting

Lower base refining capital employed . . . lower
investment for Clean Fuels . . . average Sunoco
Refining & Supply ROCE of 14 % for 1999 - 2003

This is what we are - - and we don’t see
this as a competitive disadvantage

Our View on Refining Geography

Our refineries tend to be located at the “end of
the pipe” . . . in the market

Our geographies tend to be under-supplied . . .
requiring imports to meet demand

Significant regional differences - - but still a
global commodity

On average, NE crack should be about $1 / B
(transportation) above the Gulf Coast; mid-
continent should about equal Gulf Coast

Our View on Refining

Long-term:

Do not believe our specific geography or crude
slate is disadvantaged - - depends more on how
well you operate and optimize

Summary

“Five Finger” focus is working . . . continued
substantive progress expected

Margins will continue to be volatile and cyclical . . .
but may continue to be above historical mid-cycle
for the next few years

Future focused on more from existing assets . . .
and opportunistic acquisitions

We expect to continue to provide attractive returns
over the foreseeable future

Retail Marketing

Bob Owens

Has Provided Excellent Return for Sunoco

Averaged $70 MM NIAT and 14 % ROCE
for 6 year period (1997- 2002) . . .

2002 exception year . . . Lagged
persistent crude oil and wholesale
gasoline price increases throughout
most of year

2003-to-date . . . $46 MM NIAT in 1H03

Margin History / Outlook

Competitive pressures continue . . ..
but margins will continue to provide
attractive return opportunities

U.S. Northeast market attractive

strong Brand

portfolio management

What We Have Done

Re-imaged and grown our portfolio over past 6+ years

net increase of over 800 retail sites

increased annual gasoline sales volumes by
approximately 1.2 billion gallons

added more than 300 c-stores

Expanded geography and purchased 190 high quality
Speedway sites in June, 2003

Participated in new trends . . e.g. Wal-Mart (Optima)

Aggressive portfolio management . . . e.g. Mid-America
program should yield approximately $50 MM in
proceeds with net volume gain (to distributor channel)

What We Will Do

Maintain strength of Brand . . . e.g. NASCAR

Aggressively manage portfolio… particularly where
long-term trends are inadequate or alternative
market values are superior to continued Sunoco
investment

Add high-quality assets . . . if geography, timing
and price are right

High-grade the portfolio

Chemicals

Bruce Fischer

Total $1.0 B*

Phenol

$450

Polypropylene

$500

Other - $50

Chemicals Capital Employed, MM$

* Pro forma as of 6/30/03 - excludes $100 MM for

   plasticizers business to be divested by 12/31/03

Industry Utilization, (%)
100
95
90
85
80
75
70
2000
2001
2002
2003
2004 Est.
Polypropylene
Phenol

28

North American

Polypropylene & Phenol Operating Rates

Polypropylene Capacity - 19 B lbs.

            Phenol Capacity - 6 B lbs.

Operating Rates

Source: Industry Statistics

36
34
32
30
28
26
24
22
20
18
16
Prices, (¢/#)
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Est
Phenol Price
PolyProp Price

29

January 1, 2002 to September 30, 2003

Chemicals Prices

Source: Sunoco averages

36
34
32
30
28
26
24
22
20
18
16
Prices, (¢/#)
10
9
8
7
6
5
4
Margin, (¢/#)
Total Chem. Gross Margin
Phenol Price
PolyProp Price

30

January 1, 2002 to September 30, 2003

Chemicals Prices and Margins

Source: Sunoco averages

2Q02

1Q02

4Q02

3Q02

2Q03

1Q03

3Q03 Est.

Polypropylene advantaged over other polymers
due to:

feedstock cost

inherent properties . . . substitution

point on utilization curve

U.S.   is   an   export   market approximately 10% . . . Middle East
expansion light feed ethylene based

Natural gas direct impact minimal . . . threat to
U.S. competitiveness and economic growth

Key Issues: Polypropylene

Sunoco is largest manufacturer in N.A. . . .
excellent feedstock integration

U.S.    is    an    export    market approximately 10%, mainly
Far East, Europe

Natural gas has direct impact on Haverhill
plant fuel costs

Phenol lagging on utilization curve,
additional rationalization probable

Key Issues: Phenol

Low cost operator

Scale - high capacity utilization

Optimize:  logistics and raw materials

Willing to rationalize

Use technology for business gain/
  competitive advantage

Sunoco Business Model

MM # Capacity per Employee
6.0
5.5
5.0
4.5
4.0
3.5
3.0
4.0
4.4
4.6
5.6
Jan-01
Jan-02
Jan-03
Jan-04
Est.*

34

* Assumes plasticizer business sold in 2003.

Sunoco Chemicals Employee Productivity

Top tier assets:  commodity focus

Industry utilization rates increasing

Improving margin trend

Major risks:

Raw material volatility

Economic stagnation

Potential to earn $1.25 - 2.00 EPS
annually for Sunoco in 2004 - 2005 and
generate significant free cash flow

Summary

Financial Review

Tom Hofmann

Summary

Goal

Higher share price

grow EPS and cash flow

sector leading ROCE

Summary

Goal

Higher share price

grow EPS and cash flow

sector leading ROCE

Operations

Competitive assets

Operational excellence

Good margin environment

Summary

Goal

Higher share price

grow EPS and cash flow

sector leading ROCE

Operations

Competitive assets

Operational excellence

Good margin environment

Financial

Appropriate capital structure

financial capacity

investment grade credit rating

What We’ve Done

Utilization of financial capacity (2000 - 2003 YTD)

income improvement projects

$200 MM

disciplined growth through acquisition

$1,120 MM

return cash to shareholder

$740 MM

Maintained Strong Balance Sheet

Cash Flow Model, MM$

Assumptions

Based on assets currently owned

Capital expenditures

includes clean fuels spending

excludes income improvement /
acquisition capital

No change in working capital

Required debt payments are refinanced

No share repurchase / option exercises

Cash Flow Model, MM$

* Average 2000 - 2003 YTD plus 2003 completed acquisitions

Net Income*

$300

Depreciation

350

Deferred Tax / Other

    75

Capital Expenditures

(500)

Dividend

    (85)

Available Cash

$140

Press releases and SEC filings are available

on our website at www.SunocoInc.com

For More Information

Contact for more information:

Terry Delaney                    (215) 977-6106

Tom Harr                                (215) 977-6764